UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 7, 2005

Cedar Shopping Centers, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	0-14510	42-1241468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, NY		11050-3765
(Address of Principal Executive Offices)		(Zip Code)

(516) 767-6492
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

With the completion of an acquisition on October 7, 2005, the total of the Company’s 2005 non-material acquisitions had reached an amount requiring that a majority of such acquisitions be audited pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired:

Trexler Mall Shopping Center Venture:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses:
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)
Notes to Statements of Revenues and Certain Expenses

Certain Properties of the Silver Companies:
Report of Independent Registered Public Accounting Firm
Combined Statements of Revenues and Certain Expenses:
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)
Notes to Combined Statements of Revenues and Certain Expenses

Shore Mall Associates, L.P.:
Report of Independent Registered Public Accounting Firm
Statements of Revenues and Certain Expenses:
For the years ended December 31, 2004, 2003 and 2002
For the nine months ended September 30, 2005 (unaudited)
Notes to Statements of Revenues and Certain Expenses

(b) Pro Forma Financial Information:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)

Pro Forma Condensed Consolidated Statements of Income (unaudited):
For the year ended December 31, 2004
For the nine months ended September 30, 2005

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(d) Exhibits:

23.1 Consent of Independent Registered Public Accounting Firm dated December 21, 2005

Signatures

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Cedar Shopping Centers, Inc.

We have audited the statement of revenues and certain expenses of Trexler Mall Shopping Center Venture (the “Property”) for the year ended December 31, 2004. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Cedar Shopping Centers, Inc. dated October 7, 2005 and is not intended to be a complete presentation of the Property’s revenues and certain expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 21, 2005

Trexler Mall Shopping Center Venture
Statements of Revenues and Certain Expenses

	Nine months ended September 30, 2005	Year ended December 31, 2004

	(Unaudited)
Revenues:
Base rents	$1,931,000	$2,454,000
Tenant reimbursements	542,000	717,000
Other income	—	1,000

Total revenues	2,473,000	3,172,000

Certain expenses:
Real estate taxes	272,000	363,000
Property operating expenses	454,000	598,000
Management fees	80,000	99,000

Total certain expenses	806,000	1,060,000

Revenues in excess of certain expenses	$1,667,000	$2,112,000

See accompanying notes to statements of revenues and certain expenses.

Trexler Mall Shopping Center Venture
Notes to the Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)

1.     Basis of Presentation

        Presented herein are the statements of revenues and certain expenses related to a multi-anchored shopping center, located in Trexlertown, Pennsylvania (the “Property”). The Property contains approximately 339,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. acquired the Property on December 19, 2005.

        The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.     Use of Estimates

        The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

        The Property is being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of amounts contractually due pursuant to the underlying leases over rents recognized was approximately $19,000 and $44,000, respectively, for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

Certain of the Property’s tenants received lease incentives related to tenant improvements performed by them, resulting in base rent reductions of approximately $0 and $11,000, respectively, for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

4.     Property Operating Expenses

        Property operating expenses for the year ended December 31, 2004 include approximately $207,000 for utilities, $146,000 for repair and maintenance costs, $101,000 for payroll, $93,000 for insurance, $39,000 for snow removal, and $12,000 for other costs.

        Property operating expenses for the nine months ended September 30, 2005 (unaudited) include approximately $148,000 for utilities, $107,000 for insurance, $68,000 for payroll, $64,000 for repair and maintenance costs, $56,000 for snow removal, and $11,000 for other costs.

5.     Management Fees

        The Property was managed by RD Management Corp., TKO Real Estate Advisory Group, Inc., and RD Management LLC pursuant to agreements which provide for monthly management fees equal to 4% of cash receipts, as defined. Management fees of approximately $99,000 and $80,000, respectively, were incurred for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

6.     Significant Tenants

        Significant tenants include Kohl’s Dept. Stores and Lehigh Wellness Center, which constituted approximately 28% and 20%, respectively, of base rents for the year ended December 31, 2004, and 27% and 19%, respectively, for the nine months ended September 30, 2005 (unaudited).

Trexler Mall Shopping Center Venture

Notes to Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)
(Continued)

7.     Future Minimum Lease Payments

        Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2005	$2,621,000
2006	2,635,000
2007	2,386,000
2008	2,198,000
2009	1,607,000
Thereafter	13,736,000

Total	$25,183,000

        As a result of lease incentives, future minimum lease payments will be offset by base rent reductions for the years ending December 31, as follows:

2005	$15,000
2006	15,000
2007	15,000
2008	15,000
2009	15,000
Thereafter	73,000

Total	$148,000

        The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.     Interim Unaudited Financial Information

        The statement of revenues and certain expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Cedar Shopping Centers, Inc.

We have audited the combined statement of revenues and certain expenses of those certain properties of the Silver Companies (the “Properties”) for the year ended December 31, 2004. The combined financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. We were not engaged to perform an audit of the Properties’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Cedar Shopping Centers, Inc. dated October 7, 2005 and is not intended to be a complete presentation of the Properties’ combined revenues and certain expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 21, 2005

Certain Properties of the Silver Companies
Combined Statements of Revenues and Certain Expenses

	Nine months ended September 30, 2005	Year ended December 31, 2004

	(Unaudited)
Revenues:
Base rents	$1,149,000	$1,449,000
Tenant reimbursements	38,000	42,000

Total revenues	1,187,000	1,491,000

Certain expenses:
Real estate taxes	26,000	22,000
Property operating expenses	18,000	22,000
Management fees – related party	40,000	50,000

Total certain expenses	84,000	94,000

Revenues in excess of certain expenses	$1,103,000	$1,397,000

See accompanying notes to combined statements of revenues and certain expenses.

Certain Properties of the Silver Companies
Notes to the Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)

1.     Basis of Presentation

        Presented herein are the combined statements of revenues and certain expenses related to the operations of two supermarkets and two ancillary retail strip shopping center properties, located in Virginia (the “Properties”). The Properties contain an aggregate of approximately 131,000 square feet of gross leasable area. Cedar Shopping Centers, Inc. acquired the Properties on November 18, 2005.

        The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the combined financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Properties. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.     Use of Estimates

        The preparation of the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

        The Properties are being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was approximately $62,000 and $54,000, respectively, for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

        Certain of the Properties’ tenants received lease incentives related to tenant improvements performed by them, resulting in base rent reductions of approximately $256,000 and $190,000, respectively, for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

4.     Property Operating Expenses

        Property operating expenses for the year ended December 31, 2004 include approximately $13,000 for parking and landscaping, $4,000 for insurance, $4,000 for utilities, and $1,000 for repair and maintenance costs.

        Property operating expenses for the nine months ended September 30, 2005 (unaudited) include approximately $11,000 for parking and landscaping, $3,000 for insurance and $4,000 for utilities.

5.     Management Fees

        The Properties were managed by Silver Properties, Inc., a related party, pursuant to an agreement which provides for monthly management fees equal to 3% of cash receipts, as defined. Management fees of approximately $50,000 and $40,000, respectively, were incurred for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

6.     Significant Tenants

        Significant tenants include two Ukrop Supermarkets, under triple-net leases, which constituted approximately 82% and 79%, respectively, of base rents for the year ended December 31, 2004 and for the nine months ended September 30, 2005 (unaudited).

Certain Properties of the Silver Companies
Notes to Combined Statements of Revenues and Certain Expenses
For the year ended December 31, 2004
For the nine months ended September 30, 2005 (unaudited)
(Continued)

7.     Future Minimum Lease Payments

        Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2005	$1,754,000
2006	2,013,000
2007	2,045,000
2008	2,065,000
2009	2,056,000
Thereafter	12,214,000

Total	$22,147,000

        As a result of lease incentives, future minimum lease payments will be offset by base rent reductions for the years ending December 31, as follows:

2005	$256,000
2006	256,000
2007	252,000
2008	251,000
2009	250,000
Thereafter	1,912,000

Total	$3,177,000

        The lease agreements, other than the triple-net leases, generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.     Interim Unaudited Financial Information

        The combined statement of revenues and certain expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Cedar Shopping Centers, Inc.

We have audited the statements of revenues and certain expenses of Shore Mall Associates, L.P. (the “Property”) for the years ended December 31, 2004, 2003 and 2002. The financial statements are the responsibility of the Property’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Cedar Shopping Centers, Inc. dated October 7, 2005 and are not intended to be a complete presentation of the Property’s revenues and certain expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Property as described in Note 1 for the years ended December 31, 2004, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 21, 2005

Shore Mall Associates, L.P.
Statements of Revenues and Certain Expenses

		Years ended December 31,

	Nine months ended September 30, 2005	2004	2003	2002

	(Unaudited)
Revenues:
Base rents	$3,326,000	$4,849,000	$4,698,000	$4,792,000
Tenant reimbursements	1,636,000	2,062,000	1,910,000	2,136,000
Lease termination and other income	—	1,030,000	32,000	212,000

Total revenues	4,962,000	7,941,000	6,640,000	7,140,000

Certain expenses:
Real estate taxes	868,000	1,140,000	1,060,000	969,000
Property operating expenses	1,329,000	1,845,000	2,191,000	1,985,000
Management fees – related parties	215,000	316,000	294,000	287,000

Total certain expenses	2,412,000	3,301,000	3,545,000	3,241,000

Revenues in excess of certain expenses	$2,550,000	$4,640,000	$3,095,000	$3,899,000

See accompanying notes to statements of revenues and certain expenses.

Shore Mall Associates, L.P.
Notes to the Statements of Revenues and Certain Expenses
For the years ended December 31, 2004, 2003 and 2002
For the nine months ended September 30, 2005 (unaudited)

1.     Basis of Presentation

        Presented herein are the statements of revenues and certain expenses related to the operations of a multi-anchored mall, located in Egg Harbor, New Jersey (the “Property”). The Property, which is owned in part by a related party, contains approximately 620,000 square feet of gross leasable area. Although the due-diligence review has not yet been completed, it is anticipated that Cedar Shopping Centers, Inc. will acquire the Property in January 2006.

        The accompanying financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. Accordingly, the financial statements exclude certain expenses because they may not be comparable to those expected to be incurred in the proposed future operations of the Property. Items excluded consist of interest expense and depreciation and amortization expense, which are not directly related to future operations.

2.     Use of Estimates

        The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.     Revenue Recognition

        The Property is being leased to tenants under operating leases. Minimum rental income is recognized on a straight-line basis over the terms of the leases. The excess of amounts contractually due pursuant to the underlying lease over the rents recognized was approximately $46,000, $150,000, and $139,000, respectively, for the years ended December 31, 2004, 2003 and 2002, and $62,000 for the nine months ended September 30, 2005 (unaudited).

4.     Property Operating Expenses

        Property operating expenses for the year ended December 31, 2004 include approximately $715,000 for payroll costs, $428,000 for utilities, $269,000 for insurance, $212,000 for repair and maintenance costs, $62,000 for professional fees, $64,000 for snow removal, and $95,000 for other costs.

        Property operating expenses for the year ended December 31, 2003 include approximately $711,000 for payroll costs, $395,000 for utilities, $373,000 for insurance, $293,000 for repair and maintenance costs, $212,000 for snow removal, $69,000 for professional fees, and $138,000 for other costs.

       Property operating expenses for the year ended December 31, 2002 include approximately $687,000 for payroll costs, $359,000 for utilities, $324,000 for insurance, $188,000 for snow removal, $160,000 for professional fees, $144,000 for repair and maintenance costs, and $123,000 for other costs.

       Property operating expenses for the nine months ended September 30, 2005 (unaudited) include approximately $492,000 for payroll costs, $302,000 for utilities, $207,000 for repair and maintenance costs, $197,000 for insurance, $48,000 for snow removal, $32,000 for professional fees, and $51,000 for other costs.

5.     Management Fees and Related Party Transactions

        The Property was managed by Cedar Shopping Centers, Inc. and its predecessor management company, related parties, pursuant to an agreement which provided for monthly management fees equal to 4% of cash receipts, as defined. Management fees of approximately $316,000, $294,000, and $287,000, respectively, for the years ended December 31, 2004, 2003 and 2002, and $215,000 for the nine months ended September 30, 2005 (unaudited) were incurred. Leo S. Ullman, chief executive officer of Cedar Shopping Centers, Inc., owns 8% of Shore Mall Associates, L.P.

Shore Mall Associates, L.P.
Notes to the Statements of Revenues and Certain Expenses
For the years ended December 31, 2004, 2003 and 2002
For the nine months ended September 30, 2005 (unaudited)
(Continued)

6.     Significant Tenants

       Significant tenants include Burlington Coat Factory and Boscov’s Dept. Stores, which constituted approximately 17% and 15%, 16% and 14%, and 16% and 13%, respectively, of base rents for the years ended December 31, 2004, 2003 and 2002, and 22% and 15%, respectively, for the nine months ended September 30, 2005 (unaudited).

7.     Future Minimum Lease Payments

       Future minimum lease payments to be received under non-cancelable operating leases for the years ending December 31 are as follows:

2005	$4,245,000
2006	3,241,000
2007	3,032,000
2008	2,656,000
2009	1,787,000
Thereafter	1,498,000

Total	$16,459,000

       The lease agreements generally contain provisions for reimbursement of real estate taxes and operating expenses, on a pro rata basis, as well as for fixed increases in rent.

8.     Interim Unaudited Financial Information

       The statement of revenues and certain expenses for the nine months ended September 30, 2005 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2005
(Unaudited)

      The following unaudited pro forma condensed consolidated balance sheet is presented as if Cedar Shopping Centers, Inc. (the “Company”) had acquired (1) Trexler Mall Shopping Center Venture, those certain properties of the Silver Companies, and Shore Mall Associates, L.P., and (2) the other properties it purchased subsequent to September 30, 2005 and through November 30, 2005, as if all these transactions were completed as of September 30, 2005. This financial statement should be read in conjunction with the unaudited pro forma condensed consolidated statements of income, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the nine months ended September 30, 2005. The pro forma condensed consolidated balance sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired (1) Trexler Mall Shopping Center Venture, those certain properties of the Silver Companies, and Shore Mall Associates, L.P., and (2) the other properties it purchased subsequent to September 30, 2005 and through November 30, 2005, all as of September 30, 2005, nor does it purport to represent the future financial position of the Company.

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b)	Acquired properties (c)(d)	Pro forma
Assets
Real estate
Land	$146,248,000	$11,589,000	$21,378,000	$179,215,000
Buildings and improvements	657,544,000	46,356,000	85,512,000	789,412,000

	803,792,000	57,945,000	106,890,000	968,627,000
Less accumulated depreciation	(28,275,000)	—	—	(28,275,000)

Real estate, net	775,517,000	57,945,000	106,890,000	940,352,000

Cash and cash equivalents	10,690,000	—	—	10,690,000
Cash at joint ventures and restricted cash	6,364,000	—	—	6,364,000
Rents and other receivables, net	7,984,000	—	—	7,984,000
Other assets	6,988,000	(500,000)	(500,000)	5,988,000
Deferred charges, net	14,325,000	—	—	14,325,000

Total Assets	$821,868,000	$57,445,000	$106,390,000	$985,703,000

Liabilities and Shareholders' Equity
Mortgage loans payable	$309,997,000	$13,845,000	$55,941,000	$379,783,000
Secured revolving credit facility	60,400,000	43,600,000	50,449,000	154,449,000
Accounts payable, accrued expenses, and other	11,762,000	—	—	11,762,000
Deferred liabilities	25,576,000	—	—	25,576,000

Total Liabilities	407,735,000	57,445,000	106,390,000	571,570,000

Minority interests	12,403,000	—	—	12,403,000

Limited partners' interest in consolidated	20,488,000	—	—	20,488,000
Operating Partnership

Shareholders' Equity	381,242,000	—	—	381,242,000

Total Liabilities and Shareholders' Equity	$821,868,000	$57,445,000	$106,390,000	$985,703,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the nine months ended September 30, 2005
(Unaudited)

        The following unaudited pro forma condensed consolidated statements of income are presented as if the Company had acquired (1) Trexler Mall Shopping Center Venture, those certain properties of the Silver Companies, and Shore Mall Associates, L.P., and (2) the other properties it purchased throughout 2004 and through November 30, 2005, as if all these transactions were completed as of January 1, 2004. These financial statements should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet, and the Company’s historical financial statements and notes thereto as filed on Form 10-K for the year ended December 31, 2004 and on Form 10-Q for the nine months ended September, 2005. The pro forma condensed consolidated statements of income are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired (1) Trexler Mall Shopping Center Venture, those certain properties of the Silver Companies, and Shore Mall Associates, L.P., and (2) the other properties it purchased throughout 2004 and through November 30, 2005, all as of January 1, 2004, nor does it purport to represent the results of operations of the Company for future periods.

	For the year ended December 31, 2004

	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b)	Acquired properties			Pro forma
			Historical (c)	Pro forma adjustments (d)

Revenues	$51,078,000	$39,030,000	$12,604,000	$370,000	(e)	$103,082,000

Expenses:
Operating, maintenance and management	10,751,000	7,294,000	2,930,000	(316,000)	(e)	20,659,000
Real estate and other property-related taxes	4,872,000	3,381,000	1,525,000	—		9,778,000
General and administrative	3,575,000	—	—	—		3,575,000
Depreciation and amortization	11,376,000	8,212,000	—	2,138,000	(g)	21,726,000

Total expenses	30,574,000	18,887,000	4,455,000	1,822,000		55,738,000

Operating income	20,504,000	20,143,000	8,149,000	(1,452,000)		47,344,000
Non-operating income and expense:
Interest expense	(10,239,000)	(18,774,000)	—	(4,908,000)	(f)	(33,921,000)
Amortization of deferred financing costs	(1,025,000)	—	—	—		(1,025,000)
Interest income	66,000	—	—	—		66,000

Total non-operating income and expense	(11,198,000)	(18,774,000)	—	(4,908,000)		(34,880,000)

Income before minority and limited partners' interests	9,306,000	1,369,000	8,149,000	(6,360,000)		12,464,000
Minority interests	(1,229,000)	—	—	—		(1,229,000)
Limited partners' interest in Operating Partnership	(157,000)	(36,000)	—	(47,000)	(h)	(240,000)

Net income	7,920,000	1,333,000	8,149,000	(6,407,000)		10,995,000

Preferred distribution requirements	(2,218,000)	—	—	—		(2,218,000)

Net income applicable to common shareholders	$5,702,000	$1,333,000	$8,149,000	$(6,407,000)		$8,777,000

Per common share (basic and diluted)	$0.34					$0.53

Average number of common shares outstanding	16,681,000					16,681,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Pro Forma Condensed Consolidated Statements of Income
For the year ended December 31, 2004
For the nine months ended September 30, 2005
(Unaudited)
(Continued)

	For the nine months ended September 30, 2005

			Acquired properties
	Cedar Shopping Centers, Inc. Historical (a)	Completed transactions (b)	Historical (c)	Pro forma adjustments (d)		Pro forma

Revenues	$54,120,000	$18,053,000	$8,622,000	$124,000	(e)	$80,919,000

Expenses:
Operating, maintenance and management	10,233,000	3,674,000	2,136,000	(215,000)	(e)	15,828,000
Real estate and other property-related taxes	5,351,000	1,571,000	1,166,000	—		8,088,000
General and administrative	3,483,000	—	—	—		3,483,000
Depreciation and amortization	13,574,000	3,377,000	—	1,603,000	(g)	18,554,000

Total expenses	32,641,000	8,622,000	3,302,000	1,388,000		45,953,000

Operating income	21,479,000	9,431,000	5,320,000	(1,264,000)		34,966,000

Non-operating income and expense:
Interest expense	(9,798,000)	(8,611,000)	—	(3,823,000)	(f)	(22,232,000)
Amortization of deferred mortgage costs	(771,000)	—	—	—		(771,000)
Interest income	51,000	—	—	—		51,000

Total non-operating income and expense	(10,518,000)	(8,611,000)	—	(3,823,000)		(22,952,000)

Income before minority and limited partners' interests	10,961,000	820,000	5,320,000	(5,087,000)		12,014,000
Minority interests	(950,000)	—	—			(950,000)
Limited partners' interest in Operating Partnership	(338,000)	(38,000)	—	(11,000)	(h)	(387,000)

Net income	9,673,000	782,000	5,320,000	(5,098,000)		10,677,000

Preferred distribution requirements	(5,217,000)	—	—	—		(5,217,000)

Net income applicable to common shareholders	$4,456,000	$782,000	$5,320,000	$(5,098,000)		$5,460,000

Per common share (basic and diluted)	$0.20					$0.24

Average number of common shares outstanding	22,305,000					22,305,000

See accompanying notes to pro forma condensed consolidated financial statements.

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005

(a)	Reflects the Company's historical balance sheet as of September 30, 2005 (unaudited), as previously filed.

(b)	Reflects the acquisitions of Columbia Mall (October 2005), Pennsboro Commons (October 2005), Jordan Lane Shopping Center (November 2005) and Westlake Discount Drug Mart (November 2005). The aggregate consideration was approximately $57.9 million, comprised of approximately $13.8 million of new mortgage loans payable and $44.1 million funded from the Company’s secured revolving credit facility.

(c)	Reflects the acquisitions of the properties owned by Trexler Mall Shopping Center Venture, those certain properties of the Silver Companies, and Shore Mall Associates, L.P. The aggregate consideration is expected to be approximately $104.9 million, comprised of approximately $54.0 million of assumed mortgage loans payable and $50.9 million funded from the Company’s secured revolving credit facility.

(d)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004

(a)	Reflects the Company's historical operations for the year ended December 31, 2004, as previously filed.

(b)	Reflects the acquisitions of (1) The Commons (March 2004), Townfair Center (March 2004), Carbondale Plaza (April 2004), Lake Raystown Plaza (June 2004), Huntingdon Plaza (June 2004), Hamburg Commons (June 2004), Franklin Village Plaza (November 2004), The Brickyard (December 2004), St. James Square (March 2005), Kenley Village (March 2005), those certain properties of Giltz & Associates, Inc. (April – June 2005), those certain properties of RVG Entity Owners (August 2005), Oakland Mills (September 2005), Majestic Plaza, Dunmore Shopping Center and Value City Shopping Center (September 2005), The Point at Carlisle Plaza (September 2005), and the Shops at Suffolk Downs (September 2005), as previously filed, and (2) Columbia Mall (October 2005), Pennsboro Commons (October 2005), Jordan Lane Shopping Center (November 2005), and Westlake Discount Drug Mart (November 2005), acquired subsequent to September 30, 2005, as if all of the transactions were completed as of January 1, 2004.

(c)	Reflects the operations of Trexler Mall Shopping Center Venture (December 2005), those certain properties of the Silver Companies (November 2005), and Shore Mall Associates, L.P. (anticipated January 2006) for the year ended December 31, 2004, as follows:

	Trexler Mall	Silver Properties	Shore Mall	Acquired properties

Revenues	$3,172,000	$1,491,000	$7,941,000	$12,604,000

Expenses:
Operating, maintenance and management	697,000	72,000	2,161,000	2,930,000
Real estate and other property-related taxes	363,000	22,000	1,140,000	1,525,000

Total expenses	1,069,000	94,000	3,301,000	4,455,000

Operating income	$2,112,000	$1,397,000	$4,640,000	$8,149,000

(d)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

(e)	Reflects (1) $430,000 of increased straight-line rents due to lease start dates being on January 1, 2004, (2) the elimination of $256,000 in base rent reductions resulting from lease incentives, and (3) the elimination of $316,000 in management fee income included in the historical results of Cedar Shopping Centers, Inc. applicable to the Shore Mall.

(f)	Reflects interest expense on (1) $54.0 million of assumed mortgage loans payable, and (2) $50.9 million of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 5.43% and 3.7%, respectively. Interest expense has been reduced by $422,000 related to the discounting to current market of an assumed mortgage loan payable.

(g)	Reflects (1) $2,138,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years.

(h)	Reflects an increase in limited partners’ share of net income applicable to common shareholders as a result of the acquired properties.

Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2005

(a)	Reflects the Company's historical operations for the nine months ended September 30, 2005 (unaudited), as previously filed.

(b)	Reflects the acquisition of (1) St. James Square (March 2005), Kenley Village (March 2005), those certain properties of Giltz & Associates, Inc. (April – June 2005), those certain properties of RVG Entity Owners (August 2005), Oakland Mills (September 2005), Majestic Plaza, Dunmore Shopping Center and Value City Shopping Center (September 2005), The Point at Carlisle Plaza (September 2005), and the Shops at Suffolk Downs (September 2005), as previously filed, and (2) Columbia Mall (October 2005), Pennsboro Commons (October 2005), Jordan Lane Shopping Center (November 2005), and Westlake Discount Drug Mart (November 2005), acquired subsequent to September 30, 2005, as if all of the transactions were completed as of January 1, 2004.

(c)	Reflects the operations of Trexler Mall Shopping Center Venture (December 2005), those certain properties of the Silver Companies (November 2005), and Shore Mall Associates, L.P. (December 2005) for the nine months ended September 30, 2005, as follows:

	Trexler Mall	Silver Properties	Shore Mall	Acquired Properties

Revenues	$2,473,000	$1,187,000	$4,962,000	$8,622,000

Expenses:
Operating, maintenance and management	534,000	58,000	1,544,000	2,136,000
Real estate and other property-related taxes	272,000	26,000	868,000	1,166,000

Total expenses	806,000	84,000	2,412,000	3,302,000

Operating income	$1,667,000	$1,103,000	$2,550,000	$5,320,000

Cedar Shopping Centers, Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited) (continued)

Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2005
(continued)

(d)	The Company intends to account for the acquisitions in accordance with Statements of Financial Accounting Standards No. 141, “Business Combinations”, and No. 142, “Goodwill and Other Intangibles”, and is currently in the process of analyzing the fair value of the properties’ in-place leases. No value has yet been assigned to the leases and, therefore, the purchase price allocation is preliminary and subject to change.

(e)	Reflects (1) $138,000 of increased straight-line rents due to lease start dates being on January 1, 2004, (2) the elimination of $201,000 in base rent reductions resulting from lease incentives, and (3) the elimination of $215,000 in management fee income included in the historical results of Cedar Shopping Centers, Inc. applicable to the Shore Mall.

(f)	Reflects interest expense on (1) $54.0 million of assumed mortgage loans payable, and (2) $50.9 million of increased borrowings under the Company’s secured revolving credit facility, at weighted average interest rates of 5.43% and 4.13%, respectively. . Interest expense has been reduced by $312,000 related to the discounting to current market of an assumed mortgage loan payable.

(g)	Reflects (1) $1,603,000 of straight-line real estate depreciation, based on an estimated useful life of 40 years.

(h)	Reflects an increase in limited partners’ share of net income applicable to common shareholders as a result of the acquire properties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR SHOPPING CENTERS, INC.

/s/ THOMAS J. O’KEEFFE
Thomas J. O’Keeffe
Chief Financial Officer

Dated:      December 22, 2005